UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2026
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Forbright, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-43343 (Commission File Number)	26-3126112 (I.R.S. Employer Identification Number)
4445 Willard Avenue, Suite 1000 Chevy Chase, Maryland 20815
(Address of principal executive offices and zip code)
(301) 299-8810
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	FRBT	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.
On October 21, 2026, Forbright, Inc. (the "Company") sent notice to the holders of the Company’s 5.75% Fixed-to-Floating Rate Subordinated Notes due December 1, 2029 (CUSIP QIBS: 20727PAE4; CUSIP ACCREDITED INVESTORS: 20727PAF1) (the "Notes") that the Company will redeem all outstanding Notes on December 1, 2026. The aggregate principal amount of Notes outstanding is $25,000,000. The redemption price for the Notes will be equal to 100% of the principal amount of the Notes redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date of December 1, 2026.
Item 9.01 - Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORBRIGHT, INC.

Date:	October 22, 2026	By:	/s/ Christopher S. Lynch
		Name:	Christopher S. Lynch
		Title:	Chief Financial Officer